UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 13, 2007
XCORPOREAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31608 (Commission File Number)	98-0349685 (IRS Employer Identification No.)
11150 Santa Monica Blvd., Suite 340
Los Angeles, California 90025
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 738-5138

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 16.3

Item 4.01 Changes in Registrant’s Certifying Accountant
Reference is made to the current report on Form 8-K filed February 13, 2007, and the amended current report on Form 8-K/A filed March 15, 2007
Effective February 13, 2007, we dismissed Amisano Hanson, Chartered Accountants, and appointed BDO Seidman, LLP as our independent registered public accounting firm.
The decision regarding the end of the Amisano Hanson engagement and the commencement of the BDO Seidman, LLP engagement was made and approved by the Audit Committee of our Board of Directors after consideration of our current needs and position, including moving our operations from Canada to the United States during 2006, and the interpretation by the staff of the Securities and Exchange Commission interpreting Article 2 of regulation S-X to require the audit report on the financial statements of a registrant that is not a foreign private issuer to be rendered ordinarily by an auditor licensed in the United States.
During our two most recent fiscal years, we did not consult with BDO Seidman, LLP regarding any of the matters or events set forth in Item 304(2)(2)(i) and (ii) of Regulation S-K.
Amisano Hanson’s reports on our consolidated financial statements for each of the fiscal years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that they expressed substantial doubt about our ability to continue as a going concern.
In connection with the audits of the fiscal years ended December 31, 2005 and 2004 and the interim period through February 13, 2007, there have been no disagreements between us and Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Amisano Hanson, would have caused it to make reference in connection with their opinion to the subject matter of the disagreements.
We have provided Amisano Hanson with a copy of the foregoing disclosures, and requested that Amisano Hanson furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of Amisano Hanson’s letter, dated March 23, 2007, stating its agreement with such statements.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

No.	Description
16.3	Letter from Amisano Hanson dated March 23, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2007	XCORPOREAL, INC.
	By:	/s/ Daniel S. Goldberger
Daniel S. Goldberger
President and Chief Operating Officer